UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026 (July 30, 2026)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Madison Ave., 20th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2024, MSD Investment Corp. (the “Company”) entered into that certain Senior Secured Credit Agreement, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other lenders party thereto (as amended and supplemented from time to time, the “Credit Agreement”).

On July 30, 2026, the Company entered into the Amended and Restated Senior Secured Credit Agreement, by and between the Company, as borrower, the Administrative Agent, and the lenders party thereto (the “Amended and Restated Credit Agreement”), pursuant to which the Credit Agreement was amended to, among other things, (i) increase the aggregate commitments from $670.0 million to $920.0 million, (ii) increase the maximum facility size from $675.0 million to $1.380 billion, and (iii) extend the maturity date from November 19, 2029 to July 30, 2031. The other material terms of the Credit Agreement remain unchanged.

The foregoing description is only a summary of the material provisions of the Amended and Restated Credit Agreement and is qualified in its entirety by reference to a copy of the Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated Senior Secured Credit Agreement, dated as of July 30, 2026, by and among MSD Investment Corp., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: July 30, 2026	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer